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                                                                     EXHIBIT 2.h


                              NBCI AUTOMATIC COMMON
                             EXCHANGE SECURITY TRUST

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                    $ ______ TRUST AUTOMATIC COMMON EXCHANGE
                  SECURITIES (SUBJECT TO EXCHANGE INTO CLASS A
                   COMMON STOCK (PAR VALUE $0.0001 PER SHARE)
                             OF NBC INTERNET, INC.)

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                             UNDERWRITING AGREEMENT

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                                                               February __, 2000

Goldman, Sachs & Co.,
Salomon Smith Barney Inc.,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         NBCi Automatic Common Exchange Security Trust, a trust duly created under the laws of the State of New York (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,250,000 shares of the $_____ Automatic Common Exchange Securities of the Trust specified above (the "Firm Securities") and, at the election of the Underwriters, up to an aggregate of 187,500 additional shares of the $_____ Automatic Common Exchange Securities (the "Optional Securities") (the Firm Securities and the Optional Securities which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities").

         The $____ Automatic Common Exchange Securities of the Trust to be outstanding after giving effect to the sales contemplated hereby are hereinafter called the "Automatic Common Exchange Securities". Each Automatic Common Exchange Security will be exchanged for one or fewer shares of Class A Common Stock, par value $0.0001 per share ("Stock"), of NBC Internet, Inc., a Delaware
corporation (the "Company") on February     , 2003 (the "Exchange Date") to be
delivered pursuant to a forward purchase contract (the "Contract"), dated February __, 2000, between the Trust and a certain existing stockholder of the Company identified in Schedule II hereto (the "Seller"). In lieu of delivery of shares of Stock, the Contract provides that the Seller may elect (a) to pay cash or deliver other securities on the Exchange Date for each share of Stock then deliverable and (b) to extend the Exchange Date to a date not later than May __, 2003, in each case subject to the terms and conditions of the Contract. The Trust has

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entered into a Contract with the Seller obligating that Seller to deliver to the
Trust on the Exchange Date a number of shares of Stock equal to the product of the Exchange Rate (as such term is defined in the Trust Prospectus (as defined in Section 1(c)(i))) times the initial number of shares of Stock subject to such Contract. Each Seller's obligations under the Contract will be secured by a pledge of collateral pursuant to the terms of a collateral agreement, dated February __, 2000, between the Seller, The Chase Manhattan Bank ("Chase"), as collateral agent (in such capacity, the "Collateral Agent"), and the Trust (the "Collateral Agreements").

         It is understood and agreed to by all parties that the Company, Seller and a certain other stockholder of the Company (together with the Seller, the "Selling Stockholders") are concurrently entering into: an agreement (the "Underwriting Agreement") providing for the sale by the Company and the Selling Stockholders of up to a total of 4,600,000 shares of Stock and, at the election of the underwriters who are parties to the Underwriting Agreement, up to 690,000 additional shares of Stock, through arrangements with certain underwriters, for whom Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., FleetBoston Robertson Stephens Inc., Hambrecht & Quist LLC, Salomon Smith Barney Inc., Banc of America Securities LLC, Gruntal & Co., L.L.C. and Allen & Company Incorporated.

         1. (a)   The Company hereby represents and warrants to, and agrees
with, each of the Underwriters, the Trust and the Seller that:
               (i) A registration statement on Form S-1 (File No. 333-94655) (the "Initial Company Registration Statement") in respect of the shares of Stock deliverable pursuant to the Contract has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Company Registration Statement and any post-effective amendment thereto, each in the form heretofore, made available to you, and, excluding exhibits thereto, have been declared effective by the Commission, in such form; other than a registration statement, if any, increasing the size of the offering (a "Company Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Company Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Company Registration Statement, any post-effective amendment thereto or the Company Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or to the Company's knowledge threatened by the Commission (any preliminary prospectus in respect of the shares of stock deliverable pursuant to the Contract and included in the Initial Company Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Company Preliminary Prospectus"; the various parts of the Initial Company Registration Statement and the Company Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
         Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Company Registration Statement at the time it was declared effective or such part of the Company Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Company Registration Statement"; such final prospectus, in the form first filed pursuant to Rule

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         424(b) under the Act, is hereinafter called the "Company Prospectus";
         and the Trust Registration Statement (as defined in Section 1(c)(i) hereof) and the Company Registration Statement are hereinafter collectively called the "Registration Statements" and the Trust Prospectus and the Company Prospectus are hereinafter collectively called the "Prospectuses"; and any reference herein to any Company Preliminary Prospectus or the Company Prospectus shall be deemed to refer to any reference to any amendment or supplement to any Company Preliminary Prospectus;

               (ii) No order preventing or suspending the use of any Company Preliminary Prospectus has been issued by the Commission, and each Company Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder or Seller expressly for use in the preparation of the answers therein;

               (iii) The Company Registration Statement conforms, and the Company Prospectus and any further amendments or supplements to the Company Registration Statement or the Company Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Company Registration Statement and any amendment thereto, and as of the applicable filing date as to the Company Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder or Seller expressly for use in the preparation of the answers therein;

               (iv) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Company Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus; and, since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, there has not been any change in the capital stock (except for the grant of stock options or issuances of stock upon the exercise of options or warrants or pursuant to stock plans) or long-term debt (except such changes in long-term debt as do not exceed $500,000) of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its


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         subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Company Prospectus;

               (v) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Company Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

               (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Company Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified & in good standing shall not have a material adverse effect on the business, prospects, results of operations or financial condition of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect); and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing with the laws of its jurisdiction of incorporation;

               (vii) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock to be pledged under Collateral Agreements) have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description of the Company's capital stock contained in the Company Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company issued to the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (viii) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is subject, except where such breach or violation could not reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except where such breach of violation could not reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order,


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         registration or qualification of or with any such court or governmental agency or body is, or at the Time of Delivery will be, required for the issue and sale of the shares of Stock or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the shares of Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the shares of Stock pursuant to the Contract;
               (ix) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in breach in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound, except where such breach or violation could not reasonably be expected to have a Material Adverse Effect;
               (x) The statements set forth in the Company Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and the documents referred to therein, are accurate and complete in all material respects;

               (xi) Other than as set forth in the Company Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xii) The Company is not and, after giving effect to the offering and sale of Stock under the Underwriting Agreement, will not be subject to registration as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (xiii) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries and certain financial statements of Xoom.com, Inc., Paralogic Corporation, Global Bridges Technologies, Inc., Pagecount, Inc., Paralogic Software Corporation and Mighty Mail Networks, Inc., and KPMG LLP, who have certified certain financial statements of Snap! LLC and NBC Multimedia Division, and PricewaterhouseCoopers LLP, who have certified certain financial statements of LiquidMarket, Inc., are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

               (xiv) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or


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         any of its subsidiaries has been or will be affected by the Year 2000
         Problem. As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem has had or will have material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, stockholders' equity or results of operations of the Company and its subsidiaries has resulted or will result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind is not functioning or will not function, in the case of dates or time periods occurring after December 31, 1999, at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000; and

               (xv) The Company owns, or possesses adequate rights to use, all material patents necessary for the conduct of its business: to the Company's knowledge, no valid United States patent is or would be infringed by the activities of the Company, except as would not have a Material Adverse Effect; there are no actions, suits or judicial proceedings pending relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject, and, to the knowledge of the Company, no actions, suits or judicial proceedings are threatened by governmental authorities or, except as set forth in the Prospectus, others, in each case except as would not result in any Material Adverse Effect, or, to the Company's knowledge, in any development which the Company reasonably expects to cause a Material Adverse Effect. The Company is not aware of any claim by others that the Company is infringing or otherwise violating the patents or other intellectual property of others and is not aware of any rights of third parties to any of the Company's patent applications, licensed patents or licenses which could affect materially the use thereof by the Company.

               (b) The Seller represents and warrants to, and agrees with, each of the Underwriters, the Company and the Trust that:

               (i) The Seller has been duly incorporated, is validly existing as a corporation under the laws of the jurisdiction of its organization and has the power and authority to own and sell its property and to conduct its business;

               (ii) The compliance by the Seller with all of the applicable provisions of this Agreement, the Contract, the Collateral Agreement, the Fund Indemnity Agreement and Fund Expense Agreement to which the Seller is a party, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will such action result in any violation of the provisions of the certificate of incorporation and by-laws of the Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of its properties; and no consent, approval, authorization, order, registration


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         or qualification of or filing with any court or governmental agency or body is required for the compliance by the Seller with or the consummation by the Seller of the transactions contemplated by this Agreement, the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement, except such as may be required by the National Association of Securities Dealers ("NASD") or the registration under the Act of the Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the United States in connection with the purchase and distribution of the Stock by the Trust pursuant to the Contract;

               (iii) This Agreement has been duly authorized, executed and delivered by the Seller; the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement have been duly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery by the other parties thereto, constitute valid and legally binding agreements of the Seller, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws;

               (iv) The Seller has, and immediately prior to each Time of Delivery (as defined in Section 4(a) hereof) the Seller will have, good and valid title to the shares of Stock to be pledged and assigned by it under the Collateral Agreement, free and clear of all liens, encumbrances, or claims other than those created pursuant to the Collateral Agreement; all consents, approvals, authorizations and orders necessary for the Seller to pledge and assign the shares of Stock to be pledged and assigned by the Seller pursuant to the Collateral Agreement have been obtained; the Seller has full right, power and authority to pledge and assign the shares of Stock to be pledged and assigned by the Seller pursuant to the Collateral Agreement; and upon delivery of such shares of Stock to the Collateral Agent, as defined in the Collateral Agreement, for the benefit of the Trust pursuant to the Collateral Agreement, the Collateral Agent will obtain a first priority perfected security interest in such shares of Stock, and upon delivery of such shares of Stock by the Collateral Agent to the Trust pursuant to the Collateral Agreement and payment therefor pursuant to the Contract, good and valid title to such shares of Stock, free and clear of all liens, encumbrances, equities or claims, will pass to the Trust;

               (v) The representations and warranties of the Seller set forth in Section 3 of the Collateral Agreement are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been set forth in full in this Agreement;

               (vi) During the period beginning from the date hereof and continuing to and including the date 270 days after the date of the Trust Prospectus, the Seller will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or in the Underwriting Agreement, any Stock or any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are


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         convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities;

               (vii) The Seller has not taken, nor will the Seller take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

               (viii) To the extent that any statements or omissions made in the Registration Statements, any Preliminary Prospectus, the Prospectuses or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Seller expressly for use therein, (A) such Preliminary Prospectus and the Registration Statements did, and the Prospectuses and any further amendments or supplements to the Registration Statements and the Prospectuses, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Acts and the rules and regulations of the Commission thereunder, (B) the Registration Statements and any amendment or supplement thereto do not and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) the Prospectuses do not, and as amended or supplemented will not, as of the applicable filing date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (ix) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Seller agrees to deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (c) The Trust represents and warrants to, and agrees with, each of the Underwriters, the Seller and the Company that:
               (i) A notification on Form N-8A (the "Notification") of registration of the Trust as an investment company has been filed with the Commission; a registration statement on Form N-2 (File No. 333-77563 and File No. 811-09323) (the "Initial Trust Registration Statement") in respect of the Securities has been filed with the Commission; the Initial Trust Registration Statement and any post-effective amendment thereto, each in the form heretofore made available to you, and, excluding exhibits thereto, have been declared effective by the Commission in such form; no other document with respect to the Initial Trust Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Trust Registration Statement, or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Trust Registration Statement or filed with the Commission pursuant


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         to Rule 497(a) of the rules and regulations of the Commission under the
         Act, is hereinafter called a "Trust Preliminary Prospectus"; the various parts of the Initial Trust Registration Statement including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 497(h) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Trust Registration Statement at the time it was declared effective, as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Trust Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 497(h) under the Act, is hereinafter called the "Trust Prospectus");

               (ii) No order preventing or suspending the use of any Trust Preliminary Prospectus has been issued by the Commission, and each Trust Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Acts, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters through Goldman, Sachs & Co. or by the Seller expressly for use therein;

               (iii) The Notification and the Trust Registration Statement conform, and the Trust Prospectus and any further amendments or supplements to the Notification, the Trust Registration Statement or the Trust Prospectus will conform, in all material respects to the requirements of the Acts and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Trust Registration Statement and any amendment thereto and as of the applicable filing date as to the Trust Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters through Goldman, Sachs & Co. or by the Seller expressly for use therein;

               (iv) Since the respective dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies, or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus, and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus;

               (v) The Trust has been duly created, is validly existing as a trust under the laws of the State of New York, with power and authority to own its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its


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         obligations under this Agreement and the Fundamental Agreements (as defined in Section 1(c)(vii) hereof); the Trust has all necessary consents, approvals, authorizations, orders, registrations or qualifications, of and from, and has made all declarations and filings with, all courts and governmental agencies and bodies, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the NASD or the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; the Trust has no subsidiaries;

               (vi) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission; no person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act;
               (vii) Each of the Contract, the Collateral Agreements, the Administration Agreement between Chase and the Trust (the "Administration Agreement"), the Custodian Agreement between Chase and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between ChaseMellon Shareholder Services, L.L.C. and the Trust (the "Paying Agent Agreement"), the Fund Expense Agreement among the Seller, the Underwriters the Trust and Chase (the "Fund Expense Agreement") and the Fund Indemnity Agreement among the Seller, the Underwriters Chase and the Trust (the "Fund Indemnity Agreement") (the Contract, the Collateral Agreements, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement, the Fund Expense Agreement and the Fund Indemnity Agreement are herein collectively called the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;
               (viii) The Amended and Restated Trust Agreement Constituting NBCi Automatic Common Exchange Security Trust dated as of February __, 2000 (the "Trust Agreement") and the Fundamental Agreements comply with all applicable provisions of the Acts, and all approvals of such agreements required under the Investment Company Act by the holders of the Automatic Common Exchange Securities and the trustees have been obtained and are in full force and effect;

               (ix) All of the outstanding Automatic Common Exchange Securities have been duly and validly authorized and issued and are fully paid and non-assessable, and the form of certificates used to evidence the Automatic Common Exchange Securities is in due and proper form and complies with all provisions of applicable law; the Trust

         Agreement and the Fundamental Agreements conform to the descriptions thereof contained in the Trust Prospectus;

               (x) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and non-assessable; the Securities will conform to the description thereof in the Trust Prospectus; no person has rights to registration of any securities because of the filing of the Trust Registration Statement;

               (xi) The issue and sale of the Securities and the compliance by the Trust with all of the provisions of the Securities, this Agreement and each Fundamental Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Trust of the transactions contemplated by this Agreement or the Fundamental Agreements, except such as may be required by the NASD or the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (xii) Assuming due authorization, execution and delivery by the parties other than the Trust, the Fundamental Agreements are in full force and effect and the Trust is not in default in the performance or observance of any obligation, covenant or condition thereunder and, to the knowledge of the Trust, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder; the Trust is not in default in the performance or observance of any obligation, covenant or condition contained in any other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (xiii) The statements set forth in the Trust Prospectus under the caption "Description of Securities", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain Federal Income Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and agreements referred to therein, are accurate, complete and fair in all material respects;

               (xiv) Other than as set forth in the Trust Prospectus, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position, or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xv) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein;

               (xvi) The Securities have been approved for listing on the New York Stock Exchange subject to notice of issuance; the Trust's Registration Statement on Form 8-A under the Exchange Act is effective; and

               (xvii) PricewaterhouseCoopers LLP, who have certified certain financial statements included in the Trust Registration Statement, are independent accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, (a) the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $________ per Security, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum aggregate number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum aggregate number of Optional Securities that all of the Underwriters are entitled to purchase hereunder. The agreements in this Section made by the Trust are for the benefit of and enforceable by the Underwriters and the Seller. The agreements in this Section made by the Underwriters are for the benefit of and are enforceable by the Seller and the Trust.
         The Trust hereby grants to the Underwriters the right to purchase at their election up to 187,500 Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2, for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Trust (with copies to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, Attention: Robert E. Buckholz, Jr.), given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4(a) hereof) or, unless you and the Trust otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust as specified in the Contract, the Seller at each Time of Delivery will pay to Goldman, Sachs & Co., for the accounts of the several Underwriters, an amount equal to $________ per Security for the Securities to be delivered at such Time of Delivery. Alternatively, as a matter of convenience, Goldman, Sachs & Co. may deduct such amount from the purchase price of the Securities, and in such event the Seller shall be deemed to have paid the same.

         3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Trust Prospectus.

         4. (a)   The Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Trust, shall be delivered by or on behalf of the Trust to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of the Trust in Federal (same day) funds. The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the
"Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on February __, 2000 or such other time and date as Goldman, Sachs & Co. and the Trust may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Trust may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery". The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(m) hereof, will be delivered at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:30 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this
Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

         5. (a)   The Trust agrees with each of the Underwriters:

               (i) To prepare the Trust Prospectus in a form approved by you and to file such Trust Prospectus pursuant to Rule 497(h) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Trust Registration Statement or Trust Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Trust Registration Statement has been filed or becomes effective or any supplement to the Trust Prospectus or any amended prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust with the Commission pursuant to the Acts and the Exchange Act subsequent to the date of the Trust Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or Prospectus or any order pursuant to Section 8(e) of the Investment Company Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Trust Registration Statement or Trust Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or Prospectus or suspending any such qualification or order pursuant to Section 8(e) of the Investment Company Act, promptly to use its reasonable best efforts to obtain the withdrawal of such order;

               (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions in the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be reasonably necessary to complete the distribution of the Securities, provided that in connection therewith the Trust shall not be required to qualify as a foreign trust or association or to file a general consent to service of process or subject itself to taxation in any jurisdiction;

               (iii) Prior to 12:00 P.M. (noon), New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, at the expense of the Company, to furnish the Underwriters with copies of the Trust Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Trust Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Trust Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Trust Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Trust Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Trust Prospectus or a supplement to the Trust Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Trust Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Trust Prospectus complying with Section 10(a)(3) of the Act;

               (iv) To make generally available to the Trust's securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Trust Registration Statement an earnings statement (as defined in Rule 158(c) under the Act) of the Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Trust, Rule 158);

               (v) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Trust Prospectus under the caption "Use of Proceeds"; and

               (vi) To use its best efforts to have the Securities approved for listing on the New York Stock Exchange, subject to notice of issuance, and to maintain the listing of the Securities on the New York Stock Exchange.

               (b) The Company agrees with each of the Underwriters:

               (i) To prepare the Company Prospectus in a form approved by you and to file the Company Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Company Registration Statement or Company Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Company Registration Statement has been filed or becomes effective or any supplement to the Company Prospectus or any amended Company Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Company Preliminary Prospectus or Prospectus, of the suspension of the qualification of the shares of Stock to be delivered pursuant to the Contract for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Company Registration Statement or Company Prospectus or for additional information; and, in the event of the issuance of any stop order or any order preventing or suspending the use of any Company Preliminary Prospectus or Prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order;

               (ii) If the Company elects to rely upon Rule 462(b), to file a Company Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

               (iii) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be reasonably necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (iv) Prior to 10:00 A.M. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, at the expense of the Company, to furnish the Underwriters with copies of the Company Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Company Prospectus in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Company Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Company Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Company Prospectus in order to comply with the Act, to notify you and upon your request to file such document and to prepare and, at the expense of the Company, furnish, without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Company Prospectus or a supplement to the Company Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Company Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Company Prospectus complying with
         Section 10(a)(3) of the Act;

               (v) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement an earnings statement (as defined in Rule 158(c) under the Act) of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

               (vi) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectuses, not to offer, sell, contract to sell or otherwise dispose of, except as provided in the Underwriting Agreement, any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (i) pursuant to employee stock option plans a employee or stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), (ii) pursuant to an outstanding warrant to purchase 244,000 shares of Class A Common Stock issued to Value Vision International, Inc. and (iii) pursuant to an acquisition transaction, strategic investment in the Company or a business combination which may or may not involve a change in control of the Company provided that any receipt of Stock of the Company pursuant to such an acquisition transaction, strategic investment, or business combination agrees to receive and index such without your prior written consent;
               (vii) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effectiveness of the Registration Statements), to make available to its stockholders consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail;
               (viii) During a period of three years from the effective date of the Registration Statement, to make available to you copies of all reports or other communications (financial or other) furnished to stockholders, and to make available to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);
               (ix) To use the net proceeds received by it from the sale of the Stock pursuant to the Underwriting Agreement in the manner specified in the Company Prospectus under the caption "Use of Proceeds"; and

               (x) To use its reasonable best efforts to list for quotation the Stock on the National Association of Securities Dealers Automated Quotations National Market System ("Nasdaq").

         6. [Except as otherwise disclosed in the Prospectuses, the Trust, the Company and the Seller covenant and agree with the several Underwriters that (a) the Company and the Seller will pay or cause to be paid (i) the fees, disbursements and expenses of the Company's outside counsel and the Company's outside accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Notification, the Trust Registration Statement, any Trust Preliminary Prospectus and the Trust Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement and Blue Sky Memorandum and the closing documents (including any compilations thereof); (iii) all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in

Section 5(b)(iii) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Securities; (v) all reasonable fees and expenses in connection with the preparation and filing of a registration statement under the Exchange Act relating to the Securities and all fees and expenses in connection with having the Securities approved for listing on the New York Stock Exchange or other national or regional exchange; (vi) the cost of preparing certificates representing the Securities; (vii) the cost and charges of any transfer agent or registrar for the Securities; (viii) the cost of preparing Stock certificates;
(ix) the cost and charges of any transfer agent or registrar for the Stock; (x) the fees and expenses of the Attorneys-in-Fact and the Custodian, if any; (xi) all fees, expenses and costs in connection with the marketing of the Securities;
(xii) all reasonable costs and expenses incident to the performance of all obligations hereunder which are not otherwise specifically provided for in this Section, including (A) any fees and expenses of counsel for the Seller and (B) all expenses and taxes incident to the sale and delivery of the shares of Stock to be sold or pledged by the Seller; (xiii) all other costs and expenses incident to the performance by the Trust, the Company and the Seller of their respective obligations hereunder which are not otherwise specifically provided for in this Section; and (b) the Seller and Goldman, Sachs & Co. will pay or cause to be paid all fees, disbursements and expenses of the Trust's counsel and the Trust's accountants in connection with the registration of the Securities under the Acts. In connection with clause (a)(xii)(B) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Seller agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.]

         7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust, the Company and the Seller herein are, at and as of such Time of Delivery, true and correct, the condition that the Trust, the Company and the Seller shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) The Prospectuses shall have been filed with the Commission pursuant to Rule 424(b) or Rule 497(h), as applicable, within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Sections 5(a)(i) and 5(b)(i) hereof; if the Company has elected to rely upon Rule 462 (b), the Company Rule 462 (b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statements or any part thereof, and no order pursuant to Section 8(e) of the Investment Company Act, shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

               (b) You shall have received from Brobeck, Phleger & Harrison LLP such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

               (c) Sullivan & Cromwell, counsel for the Trust, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Trust (x) has been duly formed and is validly existing as a trust under the laws of the State of New York and (y) is registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company;

               (ii) The Securities have been duly authorized and validly issued and are fully paid and non-assessable and are entitled to the benefits provided by the Trust Agreement;

               (iii) The Securities will be exchanged for shares of Stock in accordance with the terms of the Trust Agreement and the Contract (unless a Reorganization Event (as such term is defined in the Contract) occurs or the Seller elects the Cash Settlement Alternative under the Contract), subject to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iv) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Trust under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Securities by the Trust to you have been obtained or made;

               (v) This Agreement has been duly authorized, executed and delivered by the Trust;

               (vi) Each Fundamental Agreement has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (vii) The statements in the Trust Prospectus under the caption "Certain Federal Income Tax Considerations", to the extent that such statements constitute summaries of the legal matters referred to therein, fairly represent their opinion as to such matters;

               (viii) On the basis of information which was reviewed in the course of the performance of the services referred to in their opinion considered in the light of their understanding of the applicable law and the experience they have gained through their practice under the Acts, such counsel are of the opinion that the Trust Registration Statement, as of its effective date, and the Trust Prospectus, as of the date of the Trust

         Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Acts and the applicable rules and regulations of the Commission thereunder; and that nothing that came to their attention in the course of such review has caused them to believe that the Trust Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Trust Prospectus, as of the date of the Trust Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; also, nothing that has come to such counsel's attention in the course of certain procedures (as described in such opinion) has caused such counsel to believe that the Trust Prospectus, as of the date and time of delivery of such opinion, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such opinion may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that such counsel do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Trust Registration Statement or the Trust Prospectus except for those made under the captions "Underwriting", "Investment Objective and Policies", and "Description of Securities" in the Trust Prospectus insofar as they relate to provisions of documents therein described, and such counsel need not express any opinion or belief as to the financial statements or other financial data; and provided further that such counsel may state that they have not participated in the preparation of the Company Registration Statement or the Company Prospectus and need not express any opinion or belief with respect thereto or with respect to information relating to the Company contained in the Trust Prospectus under the Caption: "Prospectus Summary - The Company" and "Investment Objectives and Policies - The Company".

               In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States.

               (d) Morrison & Foerster LLP, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Company Prospectus;

               (ii) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable and conform in all material respects to the description of the Company's capital stock contained in the Company Prospectus;

               (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

               (iv) Each subsidiary of the Company that is a significant subsidiary as defined under 1-02(w) of Regulation S-X (each a "Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock issued to the Company of each such Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and, (except for directors' qualifying shares) are owned directly or indirectly free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);
               (v) The Company does not own any real property. Any real property and buildings listed as an attachment to such opinion held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its Subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its Subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its Subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);
               (vi) To such counsel's knowledge and other than as set forth in the Company Prospectus, there are no legal or governmental proceedings pending or threatened against the Company or any of its Subsidiaries which is of a character required to be disclosed in the Registration Statement or the Prospectus;
               (vii) This Agreement has been duly authorized, executed and delivered by the Company;

               (viii) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not to such counsel's knowledge result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

               (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act and Investment Company Act of the Securities and the Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Stock (as to which such counsel need express no opinion);

               (x) To such counsel's knowledge, neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation or By-Laws;

               (xi) The statements set forth in the Company Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

               (xii) The Company is not an "investment company" as such term is defined in the Investment Company Act; and

               (xiii) The Company Registration Statement and the Company Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement or the Company Prospectus, except for those referred to in the opinion in subsection (ix) of this Section 7(d), they have no reason to believe that, as of its effective date, the Company Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and financial data therein and other financial information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and financial data therein and other financial information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the

         Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and financial data therein and other financial information therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Company Registration Statement or required to be described in the Company Registration Statement or the Company Prospectus which are not filed or described as required. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than as to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States;

               (e) Hughes & Luce, L.L.P. shall have furnished to you their written opinion with respect to the Seller, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

               (i) The Seller validly exists as a corporation incorporated in Delaware, and has the requisite power and authority to enter into this Agreement, the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement, and to consummate the transactions contemplated hereby and thereby;

               (ii) This Agreement has been duly executed and delivered by or on behalf of the Seller; the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement have been duly executed and delivered by or on behalf of the Seller and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes a valid and legally binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law); and the compliance by the Seller with all of the provisions of this Agreement, the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement and the consummation of the transactions herein and therein contemplated will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller are subject, nor will such action violate any Federal or New York statute or any rule or regulation issued pursuant to any Federal or New York statute or any order known to such counsel issued pursuant to any Federal or New York statute by any court or governmental agency or body having jurisdiction over the Seller or any of its properties;

               (iii) No authorization of the United States or the State of Delaware is required for the compliance by the Seller with all of the provisions of this Agreement, the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement, except for the registration of the Securities and the Stock under the

         Acts and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Stock (as to which such counsel need express no opinion);

               (iv) Assuming due authorization, execution and delivery thereof by the Trust and the Collateral Agent, the Collateral Agreement, together with the delivery of (x) the certificates in registered form representing the Stock pledged thereunder by the Seller and (y) undated stock powers with respect thereto duly endorsed in blank, to the Collateral Agent for the benefit of the Trust in the State of New York creates in favor of the Collateral Agent for the benefit of the Trust a perfected security interest in such Stock under the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"); upon such delivery, at the First Time of Delivery, assuming that (A) the Collateral Agent and the Trust will acquire the security interest in such shares in good faith and without notice of any adverse claim (within the meaning of the New York UCC) and (B) the Seller has rights in the shares of Stock subject to the Collateral Agreement, the Collateral Agent will acquire such security interest in such shares of Stock for the benefit of the Trust free of any adverse claims (within the meaning of the New York UCC); and

               (v) Upon payment for and delivery of certificates representing the shares of Stock together with undated stock powers with respect thereto duly endorsed in blank in accordance with the Contract and the Collateral Agreement, assuming due authorization, execution and delivery thereof by the Trust and, in the case of the Collateral Agreement, the Collateral Agent, and assuming that (A) the Seller continues to be the sole registered owner of the shares of Stock to be sold by it with the Collateral Agent having a security entitlement to the pledged shares, (B) the certificates representing the shares to be sold do not contain any notation of liens or restrictions and (C) the purchasers of Securities will acquire such shares in good faith and without notice of any adverse claims (within the meaning of the New York UCC), the purchasers will acquire all of the rights of the Seller in the shares of Stock to be sold by them and will also acquire their interest in such shares free of any adverse claims (within the meaning of the New York UCC).

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than as to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States;

               (f) On the date of the Trust Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Trust Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you to the effect set forth in Annex I hereto. In addition, on the date of the Trust Prospectus at a time and prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Trust Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, related to the financial statements of SNAP! LLC and NBC Multimedia Division;

               (g) (i) Since the respective dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus, (ii) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Company Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus, and (iii) since the respective dates as of which information is given in the Company Prospectus there shall not have been any change in the capital stock, net current assets, stockholders' equity or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Company Prospectus, the effect of which, in any such case described in clause (i), (ii) or (iii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Trust Prospectus;

               (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq or the NYSE; (iii) a general moratorium on commercial banking activities in New York declared by the relevant authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Trust Prospectus or (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Underwriters, would materially and adversely affect the financial markets or the market for the Securities and other equity securities;

               (i) The Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

               (j) Each Fundamental Agreement shall have been executed and delivered by all parties thereto and the Seller shall have delivered to the Collateral Agent the number of shares of Stock required by the Collateral Agreement to be initially pledged thereunder in accordance with the requirements of the Collateral Agreement;

               (k) The Trust and the Company shall have complied with the provisions of Sections 5(a)(iii) and 5(b)(iv) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

               (l) The Company shall have obtained and delivered to the Underwriters executed copies of the lock-up agreements from each of the stockholders of the Company set forth in the Underwriting Agreement in form and substance reasonably satisfactory to the Underwriters; and

               (m) The Trust, the Company and the Seller shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Trust, the Company and the Seller reasonably satisfactory to you as to the accuracy of the representations and warranties of the Trust, the Company and the Seller, respectively, herein and in the Contract and Collateral Agreements at and as of such Time of Delivery, as to the satisfaction and performance by the Trust, the Company and the Seller of all of their respective obligations hereunder and thereunder to be performed at or prior to such Time of Delivery and as to such other matters as you may reasonably request, and the Company and the Trust shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section.

         8. (a)(1) The Company will indemnify and hold harmless the Trust and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Trust or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Trust and each Underwriter for any legal or other expenses reasonably incurred by the Trust or such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (a)(2) The Seller will indemnify and hold harmless the Trust and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Trust or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Company Preliminary Prospectus, the Company Registration Statement or the Company

Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Seller expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by the Trust or such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Seller shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; provided further, that the liability of the Seller to this subsection 8(a)(2) shall not exceed the product of the number of Securities sold by such Seller and the initial public offering price of the Securities as set forth in the Prospectus.

               (b) Each Underwriter will indemnify and hold harmless the Company, the Trust and each Seller against any losses, claims, damages or liabilities to which the Company, the Trust or such Seller may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Trust or the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, the Trust and such Seller for any legal or other expenses reasonably incurred by the Company, the Trust or such Seller in connection with investigating or defending any such action or claim as such expenses are incurred.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be required to indemnify the indemnified party for any amount paid or payable by the indemnified party in the settlement of any action or proceeding without the written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.

               (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Trust and the Seller on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Trust and the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Trust and the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Trust and the Seller bear to the total compensation received by the Underwriters, in each case as set forth in the Trust Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Trust or the Seller on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust, the Seller and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and the Seller shall not be required to indemnify or contribute under this Section 8 any amount in excess of the product of the number of Securities sold by the Seller and the initial public offering price of the Securities as set forth in the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (e) The obligations of the Company, the Trust and the Seller under this Section 8 shall be in addition to any liability which the Company, the Trust and the Seller may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Seller (if any), to each trustee of the Trust and to each person, if any, who controls the Company, the Trust or the Seller within the meaning of the Act.

         9. (a)   If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties reasonably satisfactory to the Company to purchase such Securities on the terms contained herein at a Time of Delivery. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company, the Trust and the Seller shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company, the Trust and the Seller that you have so arranged for the purchase of such Securities, or the Company, the Trust and the Seller notify you that it has so arranged for the purchase of such Securities, you or the Company, the Trust and the Seller shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectuses, or in any other documents or arrangements, and the Company, the Trust and the Seller agree to file promptly any amendments to the Registration Statements or the Prospectuses which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities

            (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company, the Trust and the Seller as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company, the Trust and the Seller shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Trust to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, the Trust and the Seller, except for the expenses to be borne by the Company, the Trust, the Seller and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust, the Seller and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Trust or the Seller or any officer or director or controlling person of the Company, the Trust or the Seller and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, none of the Company, the Trust or the Seller shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Trust as provided herein, the Seller will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company, the Trust and the Seller shall then be under no further liability to any Underwriter in respect of the Securities not so delivered except as provided in Sections 6 and 8 hereof.

         12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the Trust shall be delivered or sent by mail, telex or facsimile transmission to the Trust at 450 West 33rd Street, New York, New York 10001; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the Company in care of NBC Internet, Inc., 300 Montgomery Street, Suite 300, San Francisco, California 94104, Attention: General Counsel; and if to the Seller shall be delivered or sent by mail, telex or facsimile transmission to Hughes & Luce, L.L.P., 1717 Main Street, Suite 2800, Dallas, Texas 75201, Attention: Dudley Murray; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Trust, the Seller and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Trust, the Seller and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

               If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Trust, the Company and the Seller. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                  Very truly yours,
                                  NBC Internet, Inc.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  NBCi Automatic Common Exchange Security Trust

                                  By:
                                      ------------------------------------------
                                      Donald J. Puglisi

                                  By:
                                      ------------------------------------------
                                      William R. Latham III

                                  By:
                                      ------------------------------------------
                                      James B. O'Neill

                                  Each a trustee of the NBCi Automatic common
                                  Exchange Trust

                                  CNET Investments II, Inc.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Salomon Smith Barney Inc.

By:
   -------------------------------------
        (Goldman, Sachs & Co.)
On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                                                   NUMBER OF OPTIONAL
                                                               TOTAL NUMBER OF FIRM            SECURITIES TO BE PURCHASED
UNDERWRITER                                                 SECURITIES TO BE PURCHASED         IF MAXIMUM OPTION EXERCISED
                                                            ----------------------------      ------------------------------
Goldman, Sachs & Co......................................

Salomon Smith Barney Inc.................................

                                                                 ------------------                  ----------------
     Total...............................................            1,250,000                           187,500
                                                                 ==================                  ================

                                   SCHEDULE II


                                                                                                NUMBER OF OPTIONAL
                                                               TOTAL NUMBER OF FIRM          SECURITIES TO BE SOLD IF
                                                               SECURITIES TO BE SOLD         MAXIMUM OPTION EXERCISED
                                                            ----------------------------    ----------------------------
The Seller:

     CNET Investments II, Inc............................            1,250,000                        187,500


                                                                  ---------------                 ---------------
           Total.........................................            1,250,000                        187,500
                                                                  ===============                 ===============

                                     ANNEX I

                  FORM OF ANNEX I DESCRIPTION OF COMFORT LETTER
                     FOR REGISTRATION STATEMENTS ON FORM S-1

         Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

               (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

               (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                                     A-I-1

               (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                      (A) (i) the unaudited consolidated statements of income,
               consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                      (B) any other unaudited income statement data and balance
               sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                      (C) the unaudited financial statements which were not
               included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause
               (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                      (D) any unaudited pro forma consolidated condensed
               financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                      (E) as of a specified date not more than five days prior
               to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                                     A-I-2

                      (F) for the period from the date of the latest financial
               statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                     A-I-3